BLOCK:       550
LOTS:        4.01
COUNTY:      Middlesex

                                                   Date:  As of October 12, 2000


                     THIRD AMENDMENT TO MORTGAGE, ASSIGNMENT
                   OF LEASES AND RENTS AND SECURITY AGREEMENT

                                 by and between

                      CORPORATE REALTY INCOME FUND I, L.P.

              (dba Corporate Realty Income Fund, Limited Partnership)

                                  ("Mortgagor")

                               having an office at
                                475 Fifth Avenue
                                   21st Floor
                            New York, New York 10017

                                       and

                          FLEET NATIONAL BANK, AS AGENT

                         having its principal office at
                           1133 Avenue of the Americas
                            New York, New York 10036

                                  ("Mortgagee")


         This instrument prepared by, and after recording please return to:

                                 Loeb & Loeb LLP
                                 345 Park Avenue
                          New York, New York 10154-0037
                       Attention: Kenneth D. Freeman, Esq.

                     THIRD AMENDMENT TO MORTGAGE, ASSIGNMENT
                   OF LEASES AND RENTS AND SECURITY AGREEMENT


THIRD AMENDMENT TO MORTGAGE, ASSIGNMENT OF LEASES AND RENTS AND SECURITY AGREEMENT dated as of October 12, 2000 (as the same may be amended or otherwise modified from time to time, this "Amendment") by and between CORPORATE REALTY INCOME FUND I, L.P. (dba Corporate Realty Income Fund, Limited Partnership), a Delaware limited partnership (the "Mortgagor"), having an office at 475 Fifth Avenue, 21st Floor, New York, New York 10017 and FLEET NATIONAL BANK, a national banking association and successor to FLEET BANK, NATIONAL ASSOCIATION (the "Mortgagee"), as Agent, having an office at 1133 Avenue of the Americas, New York, New York 10036.

                                   WITNESSETH

                  WHEREAS, the Mortgagor executed and delivered to the Mortgagee that certain Mortgage, Assignment of Leases and Rents and Security Agreement dated September 26, 1996 (as heretofore amended and as the same may further be amended or otherwise modified from time to time, the "Mortgage") covering all of the Mortgagor's estate in and to all that tract or parcel of land situate, lying and being in the County of Middlesex, State of New Jersey, and more particularly described in Exhibit A annexed to and made a part of this Amendment;

                  WHEREAS, the Mortgage was recorded by the Office of the Clerk of Middlesex (the "Clerk's Office") on September 30, 1996 in Mortgage Book 5165, Page 360;

                  WHEREAS, the Mortgagor and Fleet Bank, National Association, as Lender, are also parties to a Loan Agreement dated as of September 26, 1996 (as the same may be amended or otherwise modified from time to time, the "Loan Agreement") and, pursuant to the Loan Agreement, the lenders thereunder agreed to lend up to $24,000,000 to the Mortgagor, and, to evidence such loans, the Mortgagor executed and delivered to the Mortgagee the Note;

                  WHEREAS, payment of the indebtedness of the Mortgagor evidenced by the Note is secured by the Mortgage;

                  WHEREAS, the Mortgagor and Fleet Bank, National Association, as Lender, entered into a First Amendment to the Loan Agreement and Note dated as of December 6, 1996 (as the same may be amended or otherwise modified from time to time, the "First Amendment") for the purpose, among others, of increasing the principal amount of the Note from $24,000,000 to $44,000,000, and as a condition precedent to the effectiveness of the First Amendment, such parties entered into a First Amendment to the Mortgage, amending the Mortgage and reconfirming the provisions thereof;

                  WHEREAS, Fleet Bank, National Association, assigned the Mortgage to the Mortgagee pursuant to an assignment dated March 26, 1997 and recorded on April 22, 1997 in Assignment of Mortgage Book 672, Page 545 in the Clerk's Office;

                  WHEREAS, the Mortgagor, as Borrower, and Fleet Bank, National Association and other parties, as Lenders, entered into a Third Amendment to the Loan Agreement and Note dated as of September 25, 1998 (as the same may be amended or otherwise modified from time to time, the "Third Amendment") for the purpose, among others, of increasing the principal amount of the Note from $44,000,000 to $49,000,000, and as a condition precedent to the effectiveness of the Third Amendment, such parties entered into a Second Amendment to the Mortgage, amending the Mortgage and reconfirming the provisions thereof;


                  WHEREAS, the Mortgagor and the Mortgagee (in its capacity as agent and as sole lender) are simultaneously entering into an Amended and Restated Loan Agreement (as the same may be amended or otherwise modified from time to time, the "Amended Loan Agreement") and an Amended and Restated Secured Promissory Note (as the same may be amended or otherwise modified from time to time, the "Amended Note") for the purpose, among others, of decreasing the principal amount of the Note from $49,000,000 to $25,000,000; and

                  WHEREAS, it is a condition precedent to the effectiveness of the Amended Loan Agreement and the Amended Note that each of the parties hereto shall have executed and delivered this Amendment, thereby amending the Mortgage and each of the parties hereto is willing to do so.

                  NOW, THEREFORE, the parties to this Amendment hereby agree as follows:

                  1. All capitalized terms used herein without definition and which are defined in the Mortgage are used herein with the meanings assigned to such terms in the Mortgage.

                  2. The description in the Mortgage to the Note being in the principal amount of $24,000,000, as subsequently amended by the First Amendment to the Mortgage so that all of such references became references to a Note in the principal amount of $44,000,000, and by the Second Amendment to the Mortgage so that all such references became references to a Note in the principal amount of $49,000,000, are hereby further amended so that all of such references shall be to a Note in the principal amount of $25,000,000.

                  3. All references in the Mortgage to the Note shall hereafter be deemed to be references to the Amended Note and all references in the Mortgage to the Loan Agreement shall hereafter be deemed to be references to the Amended and Restated Loan Agreement.

                  4. The term "Peg Rate" in the Mortgage is hereby changed to "Prime Rate" and shall have the meaning assigned to such term in the Amended Note.

                  5. The definition of "Permitted Encumbrances" in the Mortgage is hereby amended to mean each of the exceptions to coverage set forth in Schedule B-2 of that certain Preliminary Title Report dated October ___, 2000 issued by Chicago Title Insurance Company to and accepted by the Mortgagee with respect to the Premises and such other items as the Mortgagee in its sole discretion, may approve in writing.

                  6. In Section 2.5.6 and Section 4.2.2 of the Mortgage, the references to a Debt Service Coverage Ratio of not less than 1.4:1.0 are hereby amended so that such references shall be to a Debt Service Coverage Ratio of not less than 1.5:1.0.

                  7. The granting clauses of the Mortgage are hereby restated in their entirety and incorporated herein and the Mortgagor hereby ratifies and restates such granting clauses as incorporated herein.

                  8. The Mortgage, as modified by this Amendment, and all covenants of the Mortgagor made in the Mortgage are hereby ratified and confirmed by the Mortgagor in all respects, and the Mortgage, as so modified, shall continue in full force and effect in accordance with its terms.

                  IN WITNESS WHEREOF, each of the parties has caused these presents to be signed and attested, all as of the day and year first above written.

ATTEST:                               CORPORATE REALTY INCOME FUND I, L.P.


                                      By:
--------------------------------          --------------------------------------
                                          Robert F. Gossett, Jr.
                                          General Partner


                                      By: 1345 Realty Corporation
                                          General Partner


                                      By:
                                          --------------------------------------
                                          Robert F. Gossett, Jr., President


ATTEST:                               FLEET NATIONAL BANK, AS AGENT


                                      By:
--------------------------------          --------------------------------------
                                          Name:    James E. Mirman
                                          Title:   Senior Vice President

STATE OF NEW YORK            )

                             )       ss.:

COUNTY OF NEW YORK           )


         On the ____ day of October in the year 2000 before me, the undersigned, personally appeared Robert F. Gossett, Jr., personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.



---------------------------------
Signature and Office of individual
taking acknowledgment



STATE OF NEW YORK            )

                             )       ss.:

COUNTY OF NEW YORK           )


         On the ____ day of October in the year 2000 before me, the undersigned, personally appeared James E. Mirman, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.



---------------------------------
Signature and Office of individual
taking acknowledgment